UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2017

The Meet Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of             Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On September 5, 2017, the Board of Directors (the “Board”) of The Meet Group, Inc. (the “Company”) voted to appoint Mr. Bedi Ajay Singh as a director of the Company effective immediately. Concurrent with his appointment to the Board, Mr. Singh was appointed to the Board’s Audit Committee. Mr. Singh is the former CFO of News Corporation. Further information about Mr. Singh can be found in the press release issued by the Company on September 5, 2017, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Board has determined that Mr. Singh qualifies as an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

Mr. Singh will receive compensation for his services (consisting of cash retainers and eligibility for equity awards) under the Company’s director compensation program applicable to non-employee directors, including a restricted stock award of 17,000 shares of the Company’s common stock on September 5, 2017. In connection with his appointment as a director, Mr. Singh will enter into the Company’s standard form of indemnification agreement.

Except as disclosed in this Current Report on Form 8-K, there are currently no arrangements or understandings between Mr. Singh and any other person pursuant to which Mr. Singh was appointed to serve as a member of the Board. The Company is not aware of any transaction involving Mr. Singh requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Singh’s appointment to the Board was made pursuant to that certain Cooperation Agreement among the Company and Harvest Small Cap Partners Master Ltd., Harvest Small Cap Partners, LP, Harvest Small Cap Partners GP, LLC, Harvest Capital Strategies LLC, and Jeffrey B. Osher (the “Cooperation Agreement”), as disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2017 (the “June 29th 8-K”). The description of the Cooperation Agreement contained in the June 29th 8-K is incorporated herein by reference. The summary description of the Cooperation Agreement contained in the June 29th 8-K does not purport to be complete and is qualified in its entirety by reference to the terms of the Cooperation Agreement, which was filed as Exhibit 10.1 to the June 29th 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Cooperation Agreement dated June 27, 2017 by and among The Meet Group, Inc. and Harvest Small Cap Partners Master Ltd., Harvest Small Cap Partners, LP, Harvest Small Cap Partners GP, LLC, Harvest Capital Strategies LLC, and Jeffrey B. Osher. (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 29, 2017 and incorporated by reference herein)

99.1	The Meet Group, Inc. press release, dated September 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEET GROUP, INC.

Date:	September 5, 2017	By: /s/ Geoffrey Cook
Name: Geoffrey Cook Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Cooperation Agreement dated June 27, 2017 by and among The Meet Group, Inc. and Harvest Small Cap Partners Master Ltd., Harvest Small Cap Partners, LP, Harvest Small Cap Partners GP, LLC, Harvest Capital Strategies LLC, and Jeffrey B. Osher. (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 29, 2017 and incorporated by reference herein)

99.1	The Meet Group, Inc. press release, dated September 5, 2017.